Exhibit 1


                             JOINT FILING AGREEMENT

                     In accordance with Rule 13d-1(f) under the Securities Exchange Act of 1934, as amended, the persons named below agree to the joint filing on behalf of each of them of a Statement on Schedule 13D (including amendments thereto) with respect to the Common Stock, par value $0.0001 per share, of SCPIE Holdings Inc. and further agree that this Joint Filing Agreement be included as an Exhibit to such joint filing. In evidence thereof, the undersigned hereby execute this Agreement this 31st day of October, 2002.



Dated:  October 31, 2002
                                SC FUNDAMENTAL VALUE FUND, L.P.

                                By:    SC Fundamental LLC, as
                                       General Partner


                                By:       /s/  Neil H. Koffler
                                   ---------------------------------------------
                                     Neil H. Koffler, Member


                                SC FUNDAMENTAL LLC


                                By:       /s/  Neil H. Koffler
                                   ---------------------------------------------
                                     Neil H. Koffler, Member


                                SC FUNDAMENTAL VALUE BVI, LTD.


                                By:    SC Fundamental Value BVI, Inc., as
                                       managing general partner of investment
                                       manager

                                By:       /s/  Neil H. Koffler
                                   ---------------------------------------------
                                     Neil H. Koffler, Vice President


                                SC-BVI PARTNERS


                                By: SC Fundamental Value BVI, Inc., as managing general partner


                                By:       /s/  Neil H. Koffler
                                   ---------------------------------------------
                                     Neil H. Koffler, Vice President




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                                   PMC-BVI, INC.


                                   By:       /s/  Neil H. Koffler
                                      ------------------------------------------
                                        Neil H. Koffler as Attorney-in-Fact for
                                        Peter M. Collery, President (1)


                                   SC FUNDAMENTAL VALUE BVI, INC.


                                   By:       /s/  Neil H. Koffler
                                      ------------------------------------------
                                        Neil H. Koffler, Vice President


                                             /s/  Neil H. Koffler

                                        Neil H. Koffler as Attorney-in-Fact for
                                        Peter M. Collery (1)


                                             /s/  Neil H. Koffler

                                        Neil H. Koffler





  (1) Executed by Neil H. Koffler as Attorney-in-Fact for Peter M. Collery. The Power of Attorney for Mr. Collery is attached as Exhibit 2 to the Statement on Schedule 13D with respect to the common stock of ESG Re Limited, filed on August 21, 2000, and is hereby incorporated by reference.



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